UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2015

VYSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	000-53754	20-2027731
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2484 Briarcliff Rd NE, #22, Suite 159, Atlanta, GA	30329
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (866) 674-5238

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2015, the agreement between the Company and Warren S. Binderman with respect to Mr. Binderman serving as the Company’s Acting Chief Financial Officer expired. Effective May 1, 2015, William R. Doyle, Chairman, President and Chief Executive Officer of the Company, reassumed the role of Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION
May 5, 2015	By: /s/ William R. Doyle________ William R. Doyle Chairman, President, Chief Executive Officer
and Chief Financial Officer